Exhibit 10.2

EXECUTION VERSION

THIRD AMENDMENT

TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This THIRD AMENDMENT, dated as of September 7, 2022 (this “Third Amendment”), to the Second Amended and Restated Credit Agreement, dated as of April 14, 2021 (as amended by the First Amendment thereto, dated as of December 17, 2021, and as further amended by the Second Amendment thereto, dated as of August 11, 2022, the “Credit Agreement”), among Regional Management Receivables II, LLC, as borrower (the “Borrower”), Regional Management Corp. (“Regional Management”), as servicer, the lenders from time to time parties thereto (the “Lenders”), the agents from time to time parties thereto, Credit Suisse AG, New York Branch (“Credit Suisse”), as administrative agent (in such capacity, the “Administrative Agent”) and as structuring and syndication agent, and Wells Fargo Bank, National Association (“Wells Fargo Bank”), acting through its Corporate Trust Services division, as account bank and backup servicer (in such capacities, the “Account Bank” and “Backup Servicer”, respectively), is hereby entered into by and among the parties identified on the respective signature pages hereto.

WITNESSETH:

WHEREAS, Section 15.01 of the Credit Agreement permits the Borrower and the Administrative Agent to amend, modify, or waive certain provisions of the Credit Agreement with the consent of the Required Lenders, subject to the satisfaction of certain additional conditions set forth therein; and

WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement in the manner set forth herein with the consent of the Administrative Agent and the Required Lenders pursuant to Section 15.01 of the Credit Agreement.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby consent and agree as follows:

AGREEMENTS

1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto or incorporated by reference in the Credit Agreement as amended hereby.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 is hereby amended by deleting the following definitions in their entirety:

“Base Rate”;

“Benchmark Replacement”;

“Benchmark Replacement Adjustment”;

“Benchmark Replacement Conforming Changes”;

“Benchmark Replacement Date”;

“Benchmark Transition Event”;

“Benchmark Transition Start Date”;

“Early Opt-in Election”;

“Interest Rate”;

“LIBOR”;

“LIBOR Business Day”;

“LIBOR Replacement Considerations”;

“Term SOFR”; and

“Unadjusted Benchmark Replacement”.

(b) Section 1.01 is hereby amended by adding the following definitions in the correct alphabetical order therefor:

““Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date.”

““Base Rate” means, for any day, a rate per annum equal to the higher of (i) the Prime Rate in effect on such day, and (ii) the Federal Funds Rate in effect on such day plus 0.50%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively.”

““Benchmark” means Term SOFR; provided, that, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.19(a).”

““Benchmark Adjustment” means, with respect to any Benchmark,

(1) for purposes of determining the Interest Rate prior to the occurrence of any Benchmark Transition Event, 0.25%;

(2) for purposes of determining the Interest Rate on and after the occurrence of any Benchmark Transition Event, with respect to clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; or (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(3) for purposes of determining the Interest Rate on and after the occurrence of any Benchmark Transition Event, with respect to clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent in its commercially reasonable discretion, in consultation with the Borrower, for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated asset-backed lending transactions substantially similar hereto; provided that, in the case of clause (ii) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Adjustment from time to time as selected by the Administrative Agent in its commercially reasonable discretion.”

““Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that is applicable for the applicable Benchmark Replacement Date:

1)	if a Compounded SOFR Transition Event has occurred, the sum of (a) Compounded SOFR and (b) the related Benchmark Adjustment;

2)	the sum of (a) Daily Simple SOFR and (b) the related Benchmark Adjustment;

3)

the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent in its commercially reasonable discretion, in consultation with the Borrower, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a replacement benchmark rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar denominated asset-backed lending transactions substantially similar hereto at such time and (b) the related Benchmark Adjustment provided, that, (i) if the Benchmark is Term SOFR and (x) Term SOFR ceases to be available, (y) the Administrative Agent determines in its commercially reasonable discretion that the use of Term SOFR has become operationally, administratively or technically unfeasible, or (z) the Administrative Agent determines in its commercially reasonable discretion that Term SOFR has ceased to reflect market conditions, the Benchmark Replacement shall be (1), (2) or (3) above, as applicable; (ii) if the Benchmark is Compounded SOFR and (x) Compounded SOFR ceases to be available, (y) the Administrative Agent determines in its commercially reasonable discretion that the use of Compounded SOFR has become operationally, administratively or technically unfeasible, or (z) the Administrative Agent determines in its commercially reasonable discretion that Compounded SOFR has ceased to reflect market conditions, the Benchmark Replacement shall be (2) or (3) above, as applicable; (iii) if the Benchmark is Daily Simple SOFR and (x) Daily Simple SOFR ceases to be available, (y) the Administrative Agent determines in its commercially reasonable discretion that the use of Daily Simple SOFR has become operationally, administratively or technically unfeasible, or (z) the Administrative Agent determines in its commercially reasonable discretion that Daily Simple SOFR has ceased to reflect market conditions, the Benchmark Replacement shall be (1) or (3) above, as applicable; and (iii) the Administrative Agent shall have the right to make any Benchmark Replacement Conforming Change that the Administrative Agent deems appropriate in its commercially reasonable discretion.”

““Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational change (including any change to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides, in its commercially reasonable discretion, may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides, in its commercially reasonable discretion, is reasonably necessary in connection with the administration of this Agreement or any other Basic Document).”

““Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).”

““Benchmark Transition Event” means the occurrence of one or more of the following events with respect to then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or component thereof) that the administrator has ceased or will cease to provide; (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over administrator for such Benchmark (or component thereof), a resolution authority with jurisdiction over the administrator for such Benchmark (or component thereof) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or component thereof), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred for purposes of clauses (1), (2), and (3) above with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).”

““Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the ninetieth (90th) day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than ninety (90) days after such statement or publication, the date of such statement or publication).”

““Compounded SOFR” means, with respect to any U.S. Government Securities Business Day:

(1) the applicable compounded average of SOFR for the Corresponding Tenor as published on the SOFR Administrator’s Website on such U.S. Government Securities Business Day at the SOFR Determination Time; or

(2) if the rate specified in (1) above does not so appear, the applicable compounded average of SOFR for the Corresponding Tenor as published on the SOFR Administrator’s Website in respect of the first preceding U.S. Government Securities Business Day for which such rate appeared on the SOFR Administrator’s Website.”

““Compounded SOFR Transition Event” means the election by the Administrative Agent following the determination by the Administrative Agent in its commercially reasonable discretion that Compounded SOFR (a) has been (x) applied in any asset-backed lending transaction substantially similar hereto where the Administrative Agent or one of its affiliates is a lender or (y) adopted by a significant number of market participants for use in asset-backed lending transactions substantially similar hereto, and (b) is operationally, administratively and technically feasible for the Administrative Agent.”

““Corresponding Tenor” with respect to a Benchmark Replacement means a tenor having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.”

““Daily Simple SOFR” means, for any day, SOFR, with conventions (including, without limitation, a lookback) established by the Administrative Agent in its commercially reasonable discretion in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its commercially reasonable discretion.”

““Floor” means 0.25%.”

““Interest Rate” means, with respect to any Loan and any day in an Interest Period, a per annum rate equal to (i) on such day (a) prior to the occurrence of a Benchmark Transition Event, the sum of the Benchmark and the Benchmark Adjustment, and (b) upon the occurrence of a Benchmark Transition Event, (1) prior to a Benchmark Transition Start Date, the replacement rate determined by the Administrative Agent pursuant to the last sentence of Section 2.19(a), and (2) on and after a Benchmark Transition Start Date, the Benchmark Replacement; provided, however, if the rate as determined pursuant to this clause (i) would be less than the Floor, the rate for purposes of this clause (i) will be deemed to be the Floor for purposes of this Agreement and the other Basic Documents, plus (ii) the applicable Margin on such day plus (iii) the applicable Step-up Margin.”

““ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.”

““Reference Time” means, with respect to any setting of the then-current Benchmark, (1) if such Benchmark is Term SOFR, 3:00 p.m. (New York time) on the U.S. Government Securities Business Day that is the second Business Day preceding the related Interest Period (or, if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day), at which time Term SOFR, is published on the Federal Reserve Bank of New York’s website, and (2) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent in its commercially reasonable discretion.”

““Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.”

““SOFR” means, with respect to any U.S. Government Securities Business Day, a rate per annum equal to the secured overnight financing rate for such U.S. Government Securities Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding U.S. Government Securities Business Day.”

““SOFR Administrator” means the Federal Reserve Bank of New York as the administrator of SOFR (or any successor administrator of the secured overnight financing rate).”

““SOFR Administrator’s Website” means the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.”

““SOFR Determination Time” means 3:00 p.m. (New York time) on a U.S. Government Securities Business Day, at which time Compounded SOFR or Term SOFR, as applicable, is published on the Federal Reserve Bank of New York’s Website.”

““SOFR Replacement Considerations” means, as applicable, (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body, or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to Term SOFR for comparable U.S. dollar denominated syndicated credit facilities, (iii) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of Term SOFR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (iv) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of Term SOFR with the applicable Unadjusted Benchmark Replacement for comparable U.S. dollar denominated syndicated credit facilities at such time.”

““Term SOFR” means, for a three month tenor as of the applicable Reference Time for the applicable Interest Period, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. Term SOFR shall initially mean, for any day during any Interest Period, the per annum rate equal to the offered rate which appears on the Bloomberg ticker which displays the three month term SOFR as determined by CME Group Benchmark Administration Limited (“CME Group”) as administrator of the forward-looking term SOFR (or such other person that takes over the determination of such rate as recommended by the SOFR Administrator) (such ticker currently being Bloomberg ticker SR3M) and currently listed on the CME Group website: https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html as of the applicable Reference Time for the applicable Interest Period.”

““Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Adjustment.”

““U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.”

(c) Section 2.07(c) is hereby amended by deleting the word “LIBOR” and replacing it with the words “any Benchmark”.

(d) Section 2.18(hh) is hereby amended by deleting the words “LIBOR (or other applicable benchmark)” in clause (ii) of the first sentence and in clause (i) of the second sentence, and replacing them, in each instance, with the words “”the applicable Benchmark”.

(e) Section 2.18(hh) is hereby further amended by deleting the words “Benchmark Replacement Adjustment” and replacing them with the words “Benchmark Adjustment”.

(f) Section 2.19(a) is hereby amended and restated in its entirety as follows:

“(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Basic Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace Term SOFR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has provided such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection (which determination shall be made in good faith) to such amendment from Lenders constituting a majority of each class of Lenders (“Benchmark Transition Objection Notice”). Notwithstanding the foregoing, the

Administrative Agent shall not be required to seek any Benchmark Transition Objection Notice from any Lender (and no Lender shall have any right to consent or object to any Benchmark Replacement) to the extent the Administrative Agent has elected to make or consented or not objected to the making of such amendments for comparable U.S. dollar denominated credit facilities. No replacement of Term SOFR with a Benchmark Replacement pursuant to this Section titled “Effect of Benchmark Transition Event” will occur prior to the applicable Benchmark Transition Start Date. If there is a Benchmark Transition Event, until such time as a Benchmark Replacement has been determined pursuant to this Section 2.19, Term SOFR shall be replaced with the Base Rate.”

(g) Section 2.19(c) is hereby amended by deleting the words “or an Early Opt-in Election, as applicable,”.

3. Effectiveness. This Third Amendment shall become effective as of October 1, 2022 (the “Amendment Effective Date”) upon the satisfaction of the following conditions: (i) delivery of executed signature pages by all parties hereto and (ii) delivery by the Servicer of a copy of this Third Amendment to each Rating Agency and to each Hedge Counterparty pursuant to Section 15.01(b) of the Credit Agreement. For the avoidance of doubt, the Interest (as such term is defined in the Credit Agreement) shall accrue and be calculated for the Interest Period in the month of September 2022 (for payment on the Payment Date occurring in October 2022) in accordance with the terms of the Credit Agreement (without giving effect to this Amendment), and Interest shall accrue and be calculated for the Interest Period in the month of October 2022 (for payment on the Payment Date occurring in November 2022) and thereafter in accordance with the term of the Credit Agreement (after giving effect to this Amendment).

4. Fees. The Borrower shall reimburse each Lender and the Administrative Agent, the Account Bank and the Backup Servicer for all costs and expenses relating to effectuating the amendments contemplated hereunder, including the reasonable fees and expenses of Weil, Gotshal & Manges LLP and K&L Gates LLP.

5. Reference to and Effect on the Credit Agreement; Ratification.

(a) Except as specifically amended above effective as of the Amendment Effective Date, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Third Amendment, except to the extent expressly set forth herein, shall not operate as a waiver of any right, power or remedy of any party hereto under the Credit Agreement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof on the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Basic Document to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(d) This Third Amendment shall constitute a “Basic Document” under the Credit Agreement (including, for the avoidance of doubt, a “Borrower Basic Document” and “Servicer Basic Document” for purposes of Section 5 of the Credit Agreement).

6. Counterparts; Facsimile Signature. This Third Amendment shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Notwithstanding the foregoing, with respect to any notice provided for in this Amendment or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

7. GOVERNING LAW; JURISDICTION; FORUM. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN §5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

8. Headings. The descriptive headings of the various sections of this Third Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

9. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Third Amendment. Whenever possible each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Third Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Third Amendment.

10. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

11. No Insolvency Proceedings. Notwithstanding any prior termination of this Third Amendment or the Credit Agreement, each party to this Third Amendment hereby agrees that it shall not institute against, or join any other person in instituting against, any Conduit Lender any Insolvency Proceeding, for one year and one day after the latest maturing Commercial Paper Note and other debt security issued by such Conduit Lender is paid. The provisions of this Section shall survive the termination of this Third Amendment or the Credit Agreement.

12. Direction to Wells Fargo Bank. Wells Fargo Bank, in its capacities as Account Bank and Backup Servicer hereunder, is hereby authorized and directed by the Borrower and the Administrative Agent (on behalf of the Secured Parties) to execute and deliver this Third Amendment. Each of the Borrower and Regional Management hereby certifies to Account Bank and Backup Servicer that the execution and delivery of this Third Amendment is authorized or permitted by the Credit Agreement and all conditions precedent to such execution and delivery have been satisfied or waived.

[signature pages follows]

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGIONAL MANAGEMENT RECEIVABLES II, LLC

By:	/s/ Harpreet Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief Financial Officer

REGIONAL MANAGEMENT CORP.

By:	/s/ Harpreet Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT SUISSE AG, NEW YORK BRANCH,

as Administrative Agent

By:	/s/ Enrique Flores
Name: Enrique Flores
Title: Vice President

By:	/s/ Marcus DiBrito
Name: Marcus DiBrito
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Class A Committed Lender and Class B Committed Lender

By:	/s/ Enrique Flores
Name: Enrique Flores
Title: Authorized Signatory

By:	/s/ Marcus DiBrito
Name: Marcus DiBrito
Title: Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ACKNOWLEDGED AND AGREED TO BY:

GIFS CAPITAL COMPANY, LLC,

as Class A Conduit Lender and Class B Conduit Lender

By:	/s/ Carey D. Fear
Name: Carey D. Fear
Title: Manager

[SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, NEW YORK BRANCH,

as Class A Lender Agent and Class B Lender Agent

By:	/s/ Enrique Flores
Name: Enrique Flores
Title: Vice President

By:	/s/ Marcus DiBrito
Name: Marcus DiBrito
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ACKNOWLEDGED AND AGREED TO BY:

ALPINE SECURITIZATION LTD.,

as Class A Conduit Lender and Class B Conduit Lender

By: Credit Suisse AG, New York Branch, as its attorney-in-fact

By:	/s/ Enrique Flores
Name: Enrique Flores
Title: Vice President

By:	/s/ Marcus DiBrito
Name: Marcus DiBrito
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ACKNOWLEDGED AND AGREED TO BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Account Bank

and Backup Servicer

By: Computershare Trust Company, N.A., as agent and attorney-in-fact

By:	/s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]